Loan operations	9 Months Ended
Sep. 30, 2020
Loan Operations [Abstract]
Loan operations
7. Loan operations
Following are the breakdown of the carrying amount of loan operations by class, sector of debtor, maturity and concentration:

Loans by type	September 30, 2020	December 31, 2019
Retail
Pledged asset loan	947,449	388
Credit card	8,061	—
Corporate
Pledged asset loan	316,412	—
Non-pledged loan	104,368	—

Total Loans operations	1,376,290	388

Expected Credit Loss	(7,056)	(2)

Total loans operations, net of Expected Loss	1,369,234	386

By maturity	September 30, 2020	December 31, 2019
Due in 3 months or less	68,783	388
Due after 3 months through 12 months	287,720	—
Due after 12 months	1,019,786	—

Total Loans operations	1,376,289	388

XP Inc offers several loan products through Banco XP to its customers. The loan products offered to its customers are: (i) “Limite Express”: loans fully collaterized by customers’ investments on XP platform and (ii) “COE Alavancado”: credit product strictly related to investments in structured notes, in which the borrower is able to operate leveraged, retaining the structured note itself as guarantee for the loan.

XP Inc uses client’s investments as collaterals to reduce potential losses and protect against credit risk exposure by managing these collaterals so that they are always sufficient, legally enforceable (effective) and viable, XP monitors the value of the collaterals. The Credit Risk Management provides subsidies to define strategies as risk appetite, to establish limits, including exposure analysis and trends as well as the effectiveness of the credit policy.
As of September 30, 2020, these two products together represented 94% (December 31, 2019: nil) of the Company’s credit portfolio. The expected credit loss amounting to R$ 7,056 corresponds to approximately 0.5% of the total credit portfolio as of September 30, 2020 (December 31, 2019: nil).
The loans operations have an high credit quality and the Group often uses risk mitigation measures, primarily through client’s investments as collaterals, which explains the low provision ratio. As of September 30, 2020, the loans and expected credit loss are classified as stage 1 in accordance with IFRS 9.
This classification is periodically reassessed as provided for in XP Inc.’s credit risk policy.